The date of this supplement is January 1, 2004.

C06-041 1/1/04

T. Rowe Price Industry-Focused Equity Funds

T. Rowe Price Real Estate Fund, Inc.

Supplement to prospectus dated May 1, 2003

Effective January 1, 2004, Table 3 and the Example chart on pages 18 and 19 of the prospectus are revised with the following to reflect the lowering of the fund`s expense ratio limitation. Additionally, the fund`s expense ratio limitation period has been extended.

Table 3  Fees and Expenses of the Funds*
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption fee	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Developing Technologies	1.00%a	0.92%	1.44%	2.36%	0.86%b	1.50%b
Financial Services	—	0.67	0.33	1.00	—	—
Global Technology	—	0.77	1.02	1.79	0.29b	1.50b
Health Sciences	—	0.67	0.37	1.04	—	—
Media & Telecommunications	—	0.67	0.48	1.15	—	—
New Era	—	0.57	0.15	0.72	—	—
Real Estate	1.00c	0.62	0.38d	1.00	0.10e	0.90e
Science & Technology	—	0.67	0.44	1.11	—	—

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

aOn shares purchased and held for less than six months (details under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds).

bEffective January 1, 2003, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through April 30, 2005, that would cause the ratio of expenses to average net assets to exceed 1.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund`s expense ratio is below 1.50%; however, no reimbursement will be made after April 30, 2007, or if it would result in the expense ratio exceeding 1.50%. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

cOn shares purchased and held for less than six months (details under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds).

dExpenses have been restated to reflect current fees.

eEffective January 1, 2004, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2006, to the extent that such fees and expenses would cause the fund`s ratio of expenses to average net assets to exceed 0.90%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.90%; however, no reimbursement will be made after April 30, 2008, or if it would result in the expense ratio exceeding 0.90%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:
Fund	1 year	3 years	5 years	10 years
Developing Technologies	$153	$536	$1,071	$2,534
Financial Services	102	318	552	1,225
Global Technology	153	495	904	2,047
Health Sciences	106	331	574	1,271
Media & Telecommunications	117	365	633	1,398
New Era	74	230	401	894
Real Estate	92	294	529	1,203
Science & Technology	113	353	612	1,352